UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2005

EYI INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-0000
(Commission File Number)

888-0407078
(IRS Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500, Las Vegas Nevada  89109
(Address of principal executive offices and Zip code)

(604) 502-5131
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))



Item 8.01 Other Events

On July 21, 2004 we entered into a Letter of Intent with Vespa Power
Products Limited. After completing due diligence, the Board of Directors determined that it would not proceed with the acquisition. On January 24, 2005 we issued a news release with respect to this event attached hereto as
Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1 News Release issued by the Registrant on January 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYI INDUSTRIES INC.


By: /s/ Dori O' Neill
Dori O'Neill ,
Executive Vice President, Chief Operations Officer, Treasurer, Secretary and Director

Date: January 24, 2005